UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section

13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The description set forth below is qualified in its entirety by the full text of the documents to which it refers, which documents are filed herewith.

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2006, Lyondell Chemical Company (1) amended its Receivables Purchase Agreement dated as of December 17, 2003 and (2) amended its Undertaking Agreement dated as of December 17, 2003. The primary purpose of the amendments is to conform the Receivables Purchase Agreement and the Undertaking Agreement to Lyondell’s new credit facility. The amendments are being filed with this Current Report on Form 8-K as Exhibits 4.22(f) and 4.23(e), respectively.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

4.22	(f)	Amendment No. 6 dated as of November 15, 2006 to Receivables Purchase Agreement dated as of December 17, 2003

4.23	(e)	Amendment No. 5 dated as of November 15, 2006 to Undertaking Agreement dated as of December 17, 2003

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

Date: November 17, 2006	By:	/s/ Kerry A. Galvin
	Name:	Kerry A. Galvin
	Title:	Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
4.22(f)	Amendment No. 6 dated as of November 15, 2006 to Receivables Purchase Agreement dated as of December 17, 2003

4.23(e)	Amendment No. 5 dated as of November 15, 2006 to Undertaking Agreement dated as of December 17, 2003